Exhibit 10.4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is entered into as of February __, 2016 (the “Security Agreement”), by and between the undersigned creditors (“Creditors”), and FLUOROPHARMA MEDICAL, INC., a Nevada corporation, located at 8 Hillside Avenue, Suite 108, Montclair, NJ 07042 (the “Borrower”).

RECITALS

A.
Creditors have agreed to extend to Borrower a loan or loans in the aggregate principal amount of up to One Million Dollars ($1,000,000).

B.
Such loan is evidenced by promissory notes of Borrower in favor of each Creditor, respectively, executed as of the date hereof, as amended and in effect from time to time, and any notes or notes issued in exchange for such notes (the “Notes”).

C.
As a condition precedent to Creditors’ loan to Borrower, Borrower has agreed to execute and deliver to Creditors a security agreement in substantially the form hereof, and Borrower wishes to grant security interests in favor of Creditors as herein provided.

AGREEMENTS

In consideration of the covenants and provisions set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Grant of Security Interest; Perfection of Security Interest. As security for any and all of Borrower’s obligations under the Notes (the “Obligations”), Borrower hereby grants a continuing security interest to Creditors in and to all of the personal property and assets of Borrower, wherever located, and now owned or hereafter acquired, including:

a. Accounts;

b. Chattel paper;

c. Goods;

d. Inventory;

e. Equipment;

f. Instruments (including Promissory Notes);

g. Investment Property;

h. Documents;

i. Deposit Accounts;

j. Letter-of-Credit Rights;

k. General intangibles (including Payment Intangibles);

l. Supporting Obligations; and

m. To the extent not listed above as original collateral, proceeds and products of the foregoing (collectively, the “Collateral”).

Any term used in the Nevada Uniform Commercial Code (the “UCC”) and not defined in this Security Agreement has the meaning given to the term in the UCC. Borrower authorizes Creditors to file a financing statement describing the Collateral.

SECTION 2. State of Organization and Legal Name. Borrower is a Nevada corporation. Borrower’s legal name is “FLUOROPHARMA MEDICAL, INC.”

SECTION 3. Covenants. Borrower hereby covenants and agrees with Creditors that so long as this Security Agreement shall remain in effect:

a. All of the Collateral is, or when acquired will be, and will continue to be, the sole property of Borrower (except that Inventory may be sold in the ordinary course of business) and shall not be subject to any liens, charges, senior security interests, conflicting security interests, or any other rights in favor of any third party;

b. Borrower will not make any bulk transfer of all or any part of the Collateral;

c. Borrower shall promptly notify Creditors in writing of any event which occurs that would have an adverse effect upon all or part of the Collateral;

d. Borrower shall not voluntarily or involuntarily exchange, sell, transfer or otherwise dispose of any right, title or interest in the Collateral, other than in good faith in the ordinary course of business, until( i) Borrower has obtained the written consent of Creditors and in the event of such transfer Borrower agrees, simultaneously with such transfer, to execute and deliver to Creditors instruments, certificates and documents, including without limitation, such financing statements and mortgages, which Creditors deems necessary to maintain or perfect the rights granted or intended to be granted in this Security Agreement; or (ii) Borrower has repaid the Notes in full.

e. Borrower agrees to promptly give written notice to Creditors of any levy or attachment, execution or other process against any of the Collateral;

f. Borrower shall take any and all actions reasonably necessary or desirable to defend the Collateral against the claims and demands of all persons other than Creditors;

g. Borrower shall keep all tangible Collateral properly insured and in good order and repair and notify Creditors of any event causing any material loss, damage or depreciation in value of the Collateral and of the extent of such loss, damage or depreciation;

h. Borrower shall, upon request from Creditors and upon reasonable notice, provide Creditors with access to Borrower’s books and records and to the Collateral, and Creditors shall have the right to inspect such books and records and the Collateral;

i. Borrower shall not change the jurisdiction of the state in which it is organized, whether by merger or otherwise, or its legal name, without sixty (60) days prior written notice to Creditors;

j. Borrower shall not amend or terminate any contract or other document or instrument constituting part of the Collateral, except for transactions in the ordinary course of business; make any compromise, settlement, discharge or adjustment or grant any extension of time for payment with respect to any Account or any lien, guaranty or remedy pertaining thereto, except for transactions in the ordinary course of business;

k. Borrower shall promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by Borrower, adequate reserves have been set aside therefor, and payment of such contested taxes made prior to the institution of any enforcement proceeding which could adversely affect the security interests granted in this Security Agreement or the Collateral; and

l. Borrower agrees to execute and deliver to Creditors such instruments, certificates and documents as Creditors deems necessary, and to do such other acts as may from time to time be requested by Creditors in order to effect the provisions of, or more fully perfect the rights granted or intended to be granted by, this Security Agreement.

SECTION 4. Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

a. Failure of Borrower to comply with any of the covenants and agreements to pay the Obligations or any of the covenants and agreements set forth in the Notes or this Security Agreement;

b. Creditors ceases, other than as contemplated by this Security Agreement, to have a valid and perfected security interest in any of the Collateral;

c. Any provision of this Security Agreement shall for any reason cease to be valid and binding on Borrower.

SECTION 5. Remedies Upon an Event of Default. In addition all other rights legally available to Creditors, Creditors shall have the following rights:

a. Borrower hereby irrevocably appoints Creditors and any of Creditors’ designees (the “Attorney-in-Fact”) as Creditors’ attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time: (i) upon the occurrence and during the continuance of an Event of Default, or an event which, with the giving of notice or lapse of time or both would become an Event of Default, in the Attorney-in-Fact’s discretion, to take any action and to execute any instrument which the Attorney-in-Fact may deem necessary or advisable to accomplish the purposes of this Security Agreement, including without limitation (A) to obtain, adjust, receive, endorse or collect insurance required to be paid to Creditors, and (B) to file any claims or take any action or institute any proceedings which the Attorney-in-Fact may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Creditors with respect to any of the Collateral; and (ii) to execute and deliver on behalf of Borrower, without the signature of Borrower where permitted by applicable law, such financing statements and other documents as the Attorney-in-Fact may deem necessary to perfect or continue perfected the rights in the Collateral granted herein. In addition, Borrower will reimburse Creditors for all expenses of perfecting or continuing perfection of the rights in the Collateral granted herein;

b. If Borrower fails to perform any agreement contained herein, Creditors may perform, or cause performance of, such agreement, and the expenses of Creditors incurred in connection therewith shall be payable by Borrower, together with interest, on demand;

c. If any Event of Default shall have occurred and be continuing, Creditors may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Creditors forthwith, assemble all or part of the Collateral as directed by Creditors and make it available to Creditors at a place to be designated by Creditors which is reasonably convenient to both parties, (ii) upon reasonable advance written notice to Borrower, enter upon the property of Borrower to take possession of and remove the Collateral, and (iii) upon reasonable advance written notice to Borrower, sell, transfer, or otherwise deal with the Collateral or any part thereof in its own name or that of Borrower, and may sell the Collateral in one or more parcels at public or private sale, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Creditors may deem commercially reasonable. Borrower agrees that to the extent notice of sale shall be required by law, at least five (5) days notice of the time and location at which such sale is to take place shall constitute reasonable notification. Creditors shall not be obligated to make any sale of Collateral after a notice of sale has been given. Creditors may adjourn any public or private sale from time to time by announcement at the time and place fixed thereof, and such sale may, without further notice, be made at the time and place to which it is so adjourned;

d. To the extent not prohibited by the UCC, Borrower waives demand, presentment, notice of dishonor, protest, notice of acceptance of this Security Agreement, notice of Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. Creditors shall have no duty as to the collection or protection of the Collateral beyond the safe custody thereof, nor as to the preservation of rights against prior parties. All rights and remedies of Creditors, whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singularly or concurrently; and

e. All proceeds from the sale of Collateral and from the use of Collateral pursuant to the license granted under subsection (c) above shall be applied as follows: first, to the payment of any and all fees, costs and expenses incurred by Creditors in connection with such sale, including but not limited to the reasonable expenses of advertising the Collateral to be sold, and the repayment of all advances made by Creditors hereunder for the account of Borrower; and second, to the payment in full of the Obligations, with any surplus to be paid to Borrower, or as a court of competent jurisdiction shall direct.

SECTION 6. Further Assurances. Borrower agrees to do such further things, to execute, acknowledge, deliver (including delivery of certificates of deposits or receipts therefor) and cause to be duly filed all such further instruments and documents and take all such actions as Creditors may from time to time reasonably request for the better assuring and preserving of the security interests and the rights and remedies created hereby, including the execution and delivery of such additional conveyances, assignments, licenses, agreements and the execution, filing and recordation of any financing statements (including fixture filings), filing, or other documents as Creditors may deem reasonably necessary or desirable for the perfection of the security interests granted hereunder, and Borrower hereby grants to Creditors an irrevocable power of attorney to execute in the name of Borrower any and all such documents. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory notes or other instrument, such notes or instrument shall be immediately pledged and delivered to Creditors, duly endorsed in a manner satisfactory to Creditors. If at any time Borrower shall take and perfect a security interest in any property to secure payment and performance of an Account, Borrower, upon the request of Creditors, shall promptly assign such security interest to Creditors.

SECTION 7. Effectiveness. This Security Agreement shall take effect immediately upon execution by Borrower and Creditors. This Security Agreement shall continue in full force and effect, and the security interest in the Collateral granted to Creditors hereunder shall continue in full force and effect until Borrower’s obligations to pay the Obligations have been fully discharged and performed at which time the security interest herein granted shall terminate and be of no further force or effect notwithstanding that Borrower may have continuing obligations to Creditors under the Notes.

SECTION 8. Notices. Any notices desired, required or permitted to required or permitted to be given hereunder shall be delivered personally, or mailed, certified or registered mail, return receipt requested, postage prepaid or delivered by commercial overnight courier service, charges prepaid, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally or faxed, (3) three business days after mailing, if mailed, or one (1) business day after delivery to the overnight courier service, if delivered by overnight courier service:

If to Borrower, to:
President

FluoroPharma Medical, Inc.

8 Hillside Avenue, Suite 108

Montclair, NJ 07042

If to Creditors, to:
_____________________________

_____________________________

_____________________________

SECTION 9. Successors and Assigns. This Security Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that Borrower may not assign any of its rights or obligations hereunder without the prior written consent of Creditors.

SECTION 10. Applicable Law. This Security Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Nevada, without giving effect to its choice of law provisions.

SECTION 11. Waivers. No failure or delay of Creditors in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Creditors hereunder are cumulative and not exclusive of any rights or remedies that it would otherwise have. Any waiver of any provision of this Security Agreement or consent to any departure by Borrower therefrom shall be effective only in the specific instance and for the purpose for which given.

SECTION 12. Amendments. Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Borrower and Creditors.

SECTION 13. Severability. In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

SECTION 14. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered or mailed to Creditors.

SECTION 15. Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

IN WITNESS WHEREOF, Borrower and Creditors have executed this Security Agreement as of the date first above written.

BORROWER:

FLUOROPHARMA MEDICAL, INC.

By:
     Thomas H. Tulip, CEO and President

CREDITORS:

____________________________

____________________________

____________________________

____________________________